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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): May 9, 2001


                                Raytheon Company
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-13699                  95-1778500
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)



           141 Spring Street
        Lexington, Massachusetts                          02421
(Address of Principal Executive Offices)               (Zip Code)



                                 (781) 862-6600
              (Registrant's telephone number, including area code)


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


The registrant hereby amends its Form 8-K, dated May 9, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:    None

(b)  Pro Forma Financial Information:     None

(c)  Exhibits:

    (c)  EXHIBIT NO. DESCRIPTION
         ----------- -----------------------------------------------------------
         4.18 Pledge Agreement dated May 9, 2001 among Raytheon Company, Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary and the Bank of New York, as Purchase Contract Agent


















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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RAYTHEON COMPANY


                                       By: /s/ John W. Kapples
                                         --------------------------------------
                                         Name:  John W. Kapples
                                         Title: Vice President and Secretary



Date:  May 16, 2001














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

                                  EXHIBIT INDEX


     EXHIBIT NO. DESCRIPTION
     ----------- -------------------------------------------------------------
     4.18 Pledge Agreement dated May 9, 2001 among Raytheon Company, Bank One Trust Company, N.A., as Collateral Agent, Custodial Agent and Securities Intermediary and the Bank of New York, as Purchase Contract Agent